Prospectus Supplement
John Hancock Funds II
New Opportunities Fund
Supplement dated March 27, 2025 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)
At its meeting held on March 24-27, 2025, the Board of Trustees (the Board) of John Hancock Funds II, of which New Opportunities Fund (New Opportunities) is a series, voted to recommend that the shareholders of New Opportunities approve a reorganization, that is expected to be tax-free, of New Opportunities into Small Cap Dynamic Growth Fund (Small Cap Dynamic Growth, and together with New Opportunities, the funds), also a series of John Hancock Funds II, as described below (the Reorganization). Shareholders of record as of May 9, 2025, will be entitled to vote on the Reorganization.
Under the terms of the Reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about August 15, 2025, New Opportunities would transfer all of its assets to Small Cap Dynamic Growth in exchange for corresponding shares of Small Cap Dynamic Growth. Small Cap Dynamic Growth would assume substantially all liabilities of New Opportunities. The corresponding shares of Small Cap Dynamic Growth would then be distributed to shareholders of New Opportunities, and New Opportunities would be terminated. If approved by shareholders of New Opportunities, the Reorganization is expected to occur as of the close of business on or about August 22, 2025 (the Closing Date). Further information regarding the proposed Reorganization will be contained in a proxy statement and prospectus, which is expected to be available on or about May 27, 2025.
New Opportunities will remain open to purchases and redemptions from existing shareholders until the Closing Date. New Opportunities will not accept orders from new investors to purchase shares of New Opportunities, effective as of the close of business on April 28, 2025. However, discretionary fee-based advisory programs, certain retirement accounts and/or model portfolios that include New Opportunities as an investment option as of the close of business April 28, 2025, may continue to make New Opportunities shares available to new and existing accounts.
Prior to the Reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of New Opportunities.
To satisfy an Internal Revenue Service requirement, New Opportunities hereby designates the maximum amount of the net long-term gains earned, if any, as a capital gain dividend, with respect to the final taxable year for New Opportunities. Please refer to Form 1099-DIV for tax reporting purposes.
The foregoing is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganization, nor is it a solicitation of any proxy. For important information regarding New Opportunities or Small Cap Dynamic Growth, or to receive a free copy of the proxy statement/prospectus relating to the proposed merger, once it is available, please call the funds’ toll-free telephone number: 800-225-5291 (Class A and Class C) or 888-972-8696 (Class I, Class R2, Class R4 and Class R6). The proxy statement/prospectus contains important information about fund objectives, strategies, fees, expenses, risks, and the Board’s considerations in approving the Reorganization. The proxy statement/prospectus also will be available for free on the SEC’s website (www.sec.gov). Please read the proxy statement/prospectus carefully before making any decision to invest in any shares in connection with the Reorganization or when considering whether to vote for the Reorganization.
You should read this supplement in conjunction with the Summary Prospectus and retain it for your future reference.